Capital World Growth and Income Fund, Inc.
              333 South Hope Street, Los Angeles, California 90071,
                            Telephone (213) 486-9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $254,064
------------------ --------------------------------
------------------ --------------------------------
Class B            $4,808
------------------ --------------------------------
------------------ --------------------------------
Class C            $4,321
------------------ --------------------------------
------------------ --------------------------------
Class F            $5,139
------------------ --------------------------------
------------------ --------------------------------
Total              $268,332
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,080
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $138
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $225
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $49
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $16
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $27
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $421
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $512
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $146
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,696
------------------ --------------------------------
------------------ --------------------------------
Total              $272,642
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5600
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3902
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3836
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.5479
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.5494
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3571
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3608
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4765
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.5441
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.4025
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.4247
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4867
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.5579
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.6189
-------------------- -------------------------------------------




Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            513,712
------------------ ----------------------------------
------------------ ----------------------------------
Class B            18,830
------------------ ----------------------------------
------------------ ----------------------------------
Class C            21,612
------------------ ----------------------------------
------------------ ----------------------------------
Class F            16,434
------------------ ----------------------------------
------------------ ----------------------------------
Total              570,618
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        3,234
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        619
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,025
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        178
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        52
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          174
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          2,015
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          2,679
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          863
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,853
------------------ ----------------------------------
------------------ ----------------------------------
Total              585,310
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $28.62
----------------------- -------------------------
----------------------- -------------------------
Class B                 $28.50
----------------------- -------------------------
----------------------- -------------------------
Class C                 $28.43
----------------------- -------------------------
----------------------- -------------------------
Class F                 $28.59
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $28.59
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $28.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $28.50
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $28.56
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $28.59
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $28.50
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $28.45
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $28.53
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $28.60
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $28.63
----------------------- -------------------------